Green Tree Financial Corp.
Net Interest Margin Trust 1994-B
December, 1998
Payment: January 15, 1999

               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                                Cusip #                393534AB8
                                                Trust Account #       33-31958-0
                                                Distribution Date: Jan. 15, 1999

                                                                                                        Per $1,000
Securitized Net Interest Margin Certificates                                                             Original
--------------------------------------------                                                            -----------
1.   Amount Available                                                               586,640.70
                                                                                --------------

Interest

2.   Aggregate Interest                                                             168,534.83           1.82397002
                                                                                --------------          -----------

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest

5.   Monthly Interest                                                               168,534.83
                                                                                --------------

Principal

6.   Current month's principal distribution                                         418,105.87           4.52495530
                                                                                --------------          -----------

7.   Remaining outstanding principal balance                                     25,345,180.75          274.2984930
                                                                                --------------          -----------
     Pool Factor                                                                    0.27429849
                                                                                --------------

8.   Present value of the projected remaining aggregate
     cashflows of the Finance I Assets and the Residual
     Assets, as of the immediately
     preceding Distribution Date                                                469,215,074.64**
                                                                                --------------

9.   Aggregate principal balance of loans
     refinanced by Green Tree Financial                                           1,930,138.57
                                                                                --------------

10.  Weighted average CPR                                                               15.42%
                                                                                --------------

11.  Weighted average CDR                                                                2.36%
                                                                                --------------

12.  Annualized net loss percentage                                                      1.49%
                                                                                --------------


13.  Delinquency       30-59 day                                                         1.04%
                                                                                --------------
                       60-89 day                                                         0.30%
                                                                                --------------
                       90+ day                                                           0.56%
                                                                                --------------
                       Total 30+                                                         1.90%
                                                                                --------------

First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 12/15/98.

Green Tree Financial
Net Interest Margin Trust 1994-B
December, 1998
Payment: January 15, 1999


                                     Fee Assets
              -----------------------------------------------------
                Guarantee             Inside             Fee Asset
                  Fees                 Refi                Total
              -----------------------------------------------------

GTFC 1994-1    130,902.44            47,050.71          177,953.15
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
              -----------------------------------------------------

               130,902.44            47,050.71          177,953.15

Total amount of Guarantee Fees and
     Inside Refinance Payments                          177,953.15
                                                   ---------------

Subordinated Servicing Fees                             312,251.58
                                                   ---------------

Payment on Finance 1 Note                               490,204.73
                                                   ---------------

Allocable to Interest (current)                          17,610.64
                                                   ---------------

Allocable to accrued but unpaid Interest                      0.00
                                                   ---------------

Accrued and unpaid Trustee Fees                               0.00
                                                   ---------------

Allocable to Principal                                  472,594.09
                                                   ---------------

Finance 1 Note Principal Balance                      2,219,478.50
                                                   ---------------

Green Tree Financial
Net Interest Margin Trust 1994-B
December, 1998
Payment: January 15, 1999





                                         Inside
                      Residual            Refi            Total
              ------------------------------------------------------

GTFC 1994-1               0.00              0.00              0.00
GTFC 1994-2           8,045.03         36,908.75         44,953.78
GTFC 1994-3           2,696.78         10,688.39         13,385.17
GTFC 1994-4          12,429.54         25,667.48         38,097.02
              ------------------------------------------------------

                     23,171.35         73,264.62         96,435.97

                 Total Residual and Inside
                     Refinance Payments                  96,435.97